Exhibit 31.2

CERTIFICATION PURSUANT TO SECTION 302 OF SARBANES-OXLEY ACT OF 2002

I, Terrence E. Bichsel, certify that:

1.	I have reviewed this Annual Report on Form 10-K/A of FirstMerit Corporation for the fiscal year end December 31, 2015; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Dated: April 25, 2016

By:	/s/ Terrence E. Bichsel
	Printed Name:	Terrence E. Bichsel
	Title:	Senior Executive Vice President and Chief Financial Officer